Exhibit 10.1

AMENDMENT NUMBER ONE TO THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

THIS AMENDMENT NUMBER ONE TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 18, 2005, is entered into between and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (“Agent” and together with the Lenders, collectively, the “Lender Group”), SILICON GRAPHICS, INC., a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower,” and individually and collectively, jointly and severally, as “Borrowers”), in light of the following:

W I T N E S S E T H

WHEREAS, Borrowers and the Lender Group are parties to that certain Third Amended and Restated Credit Agreement, dated as of October 24, 2005 (as amended, restated, supplemented, or modified from time to time, the “Credit Agreement”);

WHEREAS, Section 3.6(a) of the Credit Agreement sets forth, as a condition subsequent to the Lender Group continuing to extend credit to Borrower, that within 30 days of the Closing Date, Borrowers shall execute and deliver to Agent such documents as Agent may require in order to perfect Agent’s Lien on 66% of the outstanding shares of Stock of Silicon Graphics World Trade B.V. (the “Pledge Condition”);

WHEREAS, in order to satisfy the Pledge Condition, the Credit Agreement must be amended by the addition of certain language as set forth herein;

WHEREAS, Borrowers and the Lender Group have agreed to amend a certain provision of the Credit Agreement as set forth herein;

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to consent to the amendment of the Credit Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. AMENDMENTS TO CREDIT AGREEMENT.

(a) Schedule 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in proper alphabetical order or amending and restating the following definitions in their entirety, as the case may be:

“Obligor” has the meaning specified therefor in Section 5.19.

“Parallel Debt Undertaking” has the meaning specified therefor in Section 5.19.

“Required Availability” means that Excess Availability exceeds $70,000,000.

(b) Section 5.19 of the Credit Agreement is hereby added as follows:

“5.19 Parallel Debt.

(a)	For the purpose of this Section 5.19 only, ‘Secured Obligations’ means the Secured Obligations (as defined in the Security Agreement) with the exception of the Parallel Debt Undertaking.

(b)	Each Grantor (as defined in the Security Agreement), Borrower, Subsidiary of Administrative Borrower (each, an ‘Obligor’) irrevocably and unconditionally undertakes to pay to Agent, on each date that a payment is due in connection with the Secured Obligations (notwithstanding Section 5.19(a), as defined in the Security Agreement), an amount equal to the Secured Obligations owed by such Obligor due on such date (the ‘Parallel Debt Undertaking’).

(c)	The rights of Agent under Section 5.19(b) are several and independent of any right that any Lender or Bank Product Provider may have under the Secured Obligations.

(d)	An amount paid by an Obligor to Agent in respect of the Parallel Debt Undertaking will discharge the liability of that Obligor under the Secured Obligations in an equal amount, and an amount paid by an Obligor in respect of the Secured Obligations will discharge the liability of that Obligor under the Parallel Debt Undertaking in an equal amount. The aggregate amount outstanding under the Parallel Debt Undertaking will never exceed the aggregate amount outstanding under the Secured Obligations.

(e)	Nothing in this Section 5.19 shall affect Borrowers’ joint and several liability for payment and performance of the Obligations.”

3. CONDITIONS PRECEDENT TO THIS AMENDMENT.

The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a) The representations and warranties in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrowers or the Lender Group.

4. CONSTRUCTION.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

5. ENTIRE AMENDMENT; EFFECT OF AMENDMENT.

This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

6. COUNTERPARTS; TELEFACSIMILE EXECUTION.

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7. MISCELLANEOUS.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

(b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

By	/s/ Mara Vaisz
Name	Mara Vaisz
Title	Vice President

ABLECO FINANCE LLC, a Delaware limited liability company, as a Lender

By	/s/ Kevin Genda
Name	Kevin Genda
Title	Senior Vice President

SILICON GRAPHICS, INC., a Delaware corporation

By	/s/ Jean Furter
Name	Jean Furter
Title	Vice President, Treasurer

SILICON GRAPHICS FEDERAL, INC., a Delaware corporation

By	/s/ Jeff Zellmer
Name	Jeff Zellmer
Title	Vice President

SILICON GRAPHICS WORLD TRADE CORPORATION, a Delaware corporation

By	/s/ Jeff Zellmer
Name	Jeff Zellmer
Title	Senior Vice President

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